SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2009

GC China Turbine Corp.
(Exact name of registrant as specified in Charter)

NEVADA	333-141641	98-0536305
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 86, Nanhu Avenue, East Lake Development Zone,
Wuhan, Hubei Province 430223
People’s Republic of China
(Address of Principal Executive Offices)

+8627-8798-5051
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

EXPLANATORY NOTE: GC China Turbine Corp. is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K initially filed with the Securities Exchange Commission on November 5, 2009 to (i) include the financial statements of the operating company and the Company’s wholly-owned subsidiary, Luckcharm Holdings Limited, a company incorporated in Hong Kong Special Administrative Region, as of September 30, 2009, (ii) to revise disclosure relating to the Note Purchase Agreement with Clarus Capital Ltd. described in Item 2.01 and (iii) revise the beneficial ownership table to correct percentage of shares owned by certain holders.

Item 2.01	Completion of Acquisition or Disposition of Assets

Debt Financing

On October 30, 2009, the Company entered into a Note Purchase Agreement with Clarus Capital Ltd. ("Clarus") whereby Clarus agreed to loan US $1,000,000 to the Company upon the effective date of delivery of 20 wind turbine systems by GC Nordic to its customers (the “Effective Delivery Date”).  The loan will be in the form of a convertible promissory note which shall bear no interest (the "Note"), and have a maturity date of 2 years from the date of issuance of the Note. Additionally, the principal underlying the Note (the "Debt") may be converted by Clarus at US$ 2.00 per share into shares of common stock of the Company at any time prior to the maturity date. On the Six month anniversary of the Effective Delivery Date, the Debt will automatically convert into shares of our common stock at US$ 2.00 per share.

Security Ownership After Change Of Control

The following table sets forth information regarding the beneficial ownership of our common stock as of October 30, 2009, for each of the following persons, after giving effect to the transaction under the Exchange Agreement and the Financing Transactions:

•	each of our directors and each of the named executive officers in the “Management—Executive Compensation” section of this report;

•	all directors and named executive officers as a group; and

•	each person who is known by us to own beneficially five percent or more of our common stock after the change of control transaction.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name.  Unless otherwise indicated, the address of each beneficial owner listed below is No.86, Nanhu Avenue, East Lake Development Zone, Wuhan, Hubei Province, China. The percentage of class beneficially owned set forth below is based on 58,970,015 shares of common stock outstanding on October 30, 2009.

	Common Stock Beneficially Owned
Incoming executive officers and directors:	Number of Shares beneficially owned (1)		Percentage of class beneficially owned after the Transaction (2)
Hou Tie Xin	17,765,757	(3)(10)	30.13%
Qi Na	2,590,705	(4)(10)	4.39%
Xu Jia Rong	2,130,855	(5)(10)	3.61%
Zhao Ying	1,554,423	(6)(10)	2.64%
Marcus Laun	0	(7)	-%
Tomas Lyrner	0		-%
Chris Walker Wadsworth	0	(8)	-%
All directors and executive officers as a group (7 persons)	24, 041,740		40.77%

5% Shareholders:
Bu Zheng Liang	3,231,904	(9)(10)	5.48%
Golden Wind Holdings Limited	32,383,808	(10)	54.91%
Ceyuan Ventures II, LP	6,016,250	(11)	10.21%
New Margin Growth Fund L.P.	6,250,000	(12)	10.60%

(1)
Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.  Unless otherwise indicated, the address for each of the named beneficial owners is: No.86, Nanhu Avenue, East Lake Development Zone, Wuhan, Hubei Province, China.

(2)	Based on 58,970,015 shares of Common Stock outstanding as of October 30, 2009, immediately after the closing of the Share Exchange Agreement.

(3)
Consists of 17,765,757 shares owned of record by BVI. BVI and Mr. Hou have entered into a Call Option Agreement pursuant to which Mr. Hou has the right to acquire all of such shares. BVI and Mr. Hou have also entered a Voting Trust Agreement, under which Mr. Hou has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Mr. Hou may be deemed to be the sole beneficial owner of such shares.

(4)
Consists of 2,590,705 shares owned of record by BVI. BVI and Ms. Qi have entered into a Call Option Agreement pursuant to which Ms. Qi has the right to acquire all of such shares. BVI and Ms. Qi have also entered a Voting Trust Agreement, under which Ms. Qi has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Ms. Qi may be deemed to be the sole beneficial owner of such shares.

(5)
Consists of 2,130,855 shares owned of record by BVI. BVI and Mr. Xu have entered into a Call Option Agreement pursuant to which Mr. Xu has the right to acquire all of such shares. BVI and Mr. Xu have also entered a Voting Trust Agreement, under which Mr. Xu has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Mr. Xu may be deemed to be the sole beneficial owner of such shares.

(6)
Consists of 1,554,423 shares owned of record by BVI. BVI and Ms. Zhao have entered into a Call Option Agreement pursuant to which Ms. Zhao has the right to acquire all of such shares. BVI and Ms. Zhao have also entered a Voting Trust Agreement, under which Ms. Zhao has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Ms. Zhao may be deemed to be the sole beneficial owner of such shares.

(7)	The address of Mr. Laun is c/o Wynston Hill Capital, 488 Madison Avenue 24th Floor, New York, NY 10022.

(8)	The address of Mr. Wadsworth is c/o Ceyuan Ventures, No. 25 Qinlao Hutong, Dongcheng District, Beijing 100009 PRC.

(9)
Consists of 3,231,904 shares owned of record by BVI. BVI and Mr. Bu have entered into a Call Option Agreement pursuant to which Mr. Bu has the right to acquire all of such shares. BVI and Mr. Bu have also entered into a Voting Trust Agreement, under which Mr. Bu has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Mr. Bu may be deemed to be the sole beneficial owner of such shares.

(10)
The address of BVI is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. The sole owner of BVI is Xu Hong Bing.  Through Call Option Agreements and Voting Trust Agreements, the beneficial owners of BVI are deemed to be Hou Tie Xin (30.13%), Bu Zheng Liang (5.48%), Qi Na (4.39%), Xu Jia Rong (3.61%), Wu Wei (3.56%), Zhao Ying (2.64%), Zuo Gang (1.91%), Zhang Wei Jun (1.81%) and He Zuo Zhi (1.38%). As such, they are deemed to have or share investment control over BVI’s portfolio. The numbers of shares of GC China Turbine Corp’s common stock reported herein as beneficially owned by Mr. Hou, Mr. Bu, Ms. Qi, Mr. Xu, Mr. Wu, Ms. Zhao, Mr. Zuo, Mr. Zhang and Mr. He are held by BVI, which they in turn own indirectly through their respective ownership of BVI.

(11)	The address of Ceyuan Ventures II, LP is No. 25 Qinlao Hutong, Dongcheng District, Beijing 100009 PRC.

(12)	The address of New Margin Growth Fund L.P. is Villa #3, Radisson Xingguo Hotel, 78 Xingguo Road, Shanghai 200052 PRC.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Share Exchange Agreement dated September 30, 2009 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on October 6, 2009)
3.1	Corporate Charter dated August 25, 2006(incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
3.2	Articles of Incorporation dated August 25, 2006 (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
3.3	Certificate of Correction dated August 31, 2006 (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
3.4	By-laws dated September 6, 2006 (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
3.5	Certificate of Change dated May 18, 2009 (incorporated by reference from Registrant’s Current Report on Form 8-K filed on May 20, 2009)
3.6	Amendment to the Articles of Incorporation on June 11, 2009 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on June 15, 2009)
3.7	Amendment to the Articles of Incorporation on September 8, 2009 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on September 14, 2009)
4.1	Form of Stock Specimen (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
10.1	Transfer Agent and Registrar Agreement dated October 20, 2006 (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
10.2	Loan Agreement between Registrant and Jimmy Soo dated March 26, 2007 (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
10.3	Deed between EGM Resources Inc. and Registrant dated March 4, 2007 (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
10.4	Binding Letter of Intent dated July 31, 2009 (incorporated by reference from Registrant’s Current Report on Form 8-K filed August 3, 2009)
10.5
Amended and Restated Convertible Promissory Note in favor of New Margin Growth Fund L.P. dated July 31, 2009 (incorporated by reference from Registrant’s Current Report on Form 8-K filed August 3, 2009)

10.6	Convertible Promissory Note in favor of New Margin Growth Fund L.P. dated July 31, 2009 (incorporated by reference from Registrant’s Current Report on Form 8-K filed August 3, 2009)
10.7	Convertible Promissory Note in favor of Ceyuan Ventures II, L.P. dated July 31, 2009 (incorporated by reference from Registrant’s Current Report on Form 8-K filed August 3, 2009)
10.8	Convertible Promissory Note in favor of Ceyuan Ventures Advisors Fund II, LLC dated July 31, 2009 (incorporated by reference from Registrant’s Current Report on Form 8-K filed August 3, 2009)
10.9	Promissory Note in favor of GC China Turbine Corp. by Luckcharm Holding Limited dated July 31, 2009 (incorporated by reference from Registrant’s Current Report on Form 8-K filed August 3, 2009)

10.10	Amended and Restated Agreement dated July 31, 2009 (incorporated by reference from Registrant’s Quarterly Report on Form 10-Q filed August 14, 2009)
10.11	Form of Securities Purchase Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.12	Form of Investors Right Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.13	Form of Registration Rights Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.14	Form of Make Good Escrow Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.15	Form of Waiver Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.16	Form of Convertible Promissory Note (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.17	Form of Note Purchase Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.18	Form of Lockup Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.19	Form of Indemnification Agreements(incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
10.20	Form of Warrant (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
14.1	Amended and Restated Code of Ethics (incorporated by reference from Registrant’s Current Report on Form 8-K filed on September 8, 2009)
99.1	Audit Committee Charter (incorporated by reference from Registrant’s Registration Statement on Form SB-2 filed on March 29, 2007)
99.2	Luckcharm Audited and Unaudited Financial Statements (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
99.3	Pro Forma Financial Statements (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
99.4	Form of Employment Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 5, 2009)
99.5	Luckcharm Unaudited Financial Statements for period ending September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GC China Turbine Corp.

Dated: November 16, 2009	By:	/s/ Qi Na
Qi Na
Chief Executive Officer